Exhibit 10.1

SEVENTH AMENDMENT TO LEASE

I. PARTIES AND DATE.

This Seventh Amendment to Lease (the “Amendment”) dated October 12, 2004, is by and between THE IRVINE COMPANY (“Landlord”), and NEW CENTURY TRS HOLDINGS, INC., a Delaware corporation (“Tenant”).

II. RECITALS.

Landlord and Tenant have entered into an undated lease, which lease has been amended by: (i) a First Amendment to Lease dated May 1, 2000, (ii) by Second Amendment to Lease dated June 17, 2002, (iii) by a Third Amendment to Lease dated September 12, 2002, (iv) by a Fourth Amendment to Lease dated October 14, 2003 (the “Fourth Amendment”), (v) by a Fifth Amendment to Lease dated February 5, 2004, and (vi) by a Sixth Amendment to Lease dated September 20, 2004 (said lease, as so amended, is hereinafter referred to as the “Lease”).

Landlord and Tenant each desire to further modify the Lease to extend the Lease Term solely as to the leased Premises located at 340 Commerce, Irvine, California (the “340 Commerce Premises”), to adjust the Basic Rent for the 340 Commerce Premises, and to make such other modifications as are set forth in “III. MODIFICATIONS” next below.

III. MODIFICATIONS.

A. Basic Lease Provisions. The Basic Lease Provisions are hereby amended as follows:

1.	Item 5 is hereby amended by adding the following:

“Lease Term as to the 340 Commerce Premises: The Term of this Lease as to the 340 Commerce Premises shall expire at midnight on March 31, 2005”

2.	Item 6 is hereby amended by adding the following:

“Commencing February 1, 2005, the Basic Rent for the 340 Commerce Premises shall be One Hundred Twenty Thousand Sixty Dollars ($120,060.00) per month, based on $2.25 per rentable square foot.”

3.	Item 12 is hereby amended by deleting Landlord’s address for payments and notices and substituted therefor shall be the following:

“LANDLORD

THE IRVINE COMPANY

550 Newport Center Drive

Newport Beach, CA 92660

Attn: Senior Vice President, Operations

Irvine Office Properties

with a copy of notices to:

THE IRVINE COMPANY

550 Newport Center Drive

Newport Beach, CA 92660

Attn: Vice President, Operations

Irvine Office Properties, Technology Portfolio”

IV. GENERAL.

A. Effect of Amendments. The Lease shall remain in full force and effect except to the extent that it is modified by this Amendment.

B. Entire Agreement. This Amendment embodies the entire understanding between Landlord and Tenant with respect to the modifications set forth in “III. MODIFICATIONS” above and can be changed only by a writing signed by Landlord and Tenant.

C. Counterparts. If this Amendment is executed in counterparts, each is hereby declared to be an original; all, however, shall constitute but one and the same amendment. In any action or proceeding, any photographic, photostatic, or other copy of this Amendment may be introduced into evidence without foundation.

D. Defined Terms. All words commencing with initial capital letters in this Amendment and defined in the Lease shall have the same meaning in this Amendment as in the Lease, unless they are otherwise defined in this Amendment.

E. Corporate and Partnership Authority. If Tenant is a corporation or partnership, or is comprised of either or both of them, each individual executing this Amendment for the corporation or partnership represents that he or she is duly authorized to execute and deliver this Amendment on behalf of the corporation or partnership and that this Amendment is binding upon the corporation or partnership in accordance with its terms.

F. Attorneys’ Fees. The provisions of the Lease respecting payment of attorneys’ fees shall also apply to this Amendment.

V. EXECUTION.

Landlord and Tenant executed this Amendment on the date as set forth in “I. PARTIES AND DATE.” above.

LANDLORD: THE IRVINE COMPANY		TENANT: NEW CENTURY TRS HOLDINGS, INC. a Delaware corporation

By	/s/ Steven M. Case	By	/s/ Patrick J. Flanagan
	Steven M. Case, Senior Vice President	Name	Patrick J. Flanagan
	Leasing, Office Properties	Title	President

By	/s/ Danielle M. Sim	By	/s/ Stergios Theologides
	Danielle M. Sim	Name	Stergios Theologides
	Senior Vice President, Operations	Title	Corporate Secretary